UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 31, 2016

HERCULES OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37623	56-2542838
(State of incorporation	(Commission	(IRS Employer
or organization)	File Number)	Identification No.)

9 Greenway Plaza, Suite 2200
Houston, Texas		77046
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 350-5100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 31, 2016 (the “Execution Date”), Hercules Offshore Middle East Ltd. (the “Seller”), a subsidiary of Hercules Offshore, Inc. (the “Company”), entered into a purchase and sale agreement (the “Purchase Agreement”) with Advanced Energy Systems (ADES) S.A.E. (the “Buyer”). The Buyer is purchasing from the Seller three jack-up drilling rigs named Hercules 261, Hercules 262 and Hercules 266 in their entirety, together with everything onboard or onshore, if any, relating solely to such rigs, including all mentioned or unmentioned provisions, spare parts and equipment onboard, rig site inventory, drawings, operating manuals, maintenance records, service contracts and all other documents pertaining to them for $65,088,800 in cash (collectively, the “Rigs”). The Purchase Agreement is expected to close within 60 days from the Execution Date, subject to certain closing conditions, including the novation of certain drilling contracts relating to the Rigs.

The summary of the Purchase Agreement set forth above does not purport to be complete, and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

This Current Report on Form 8-K includes forward-looking statements as defined under federal law. Although the Company believes that its expectations are based upon reasonable assumptions, no assurance can be given that the Company’s goals will be achieved, including statements regarding its ability to close the transactions contemplated by the Purchase Agreement as indicated above. Actual results may vary materially. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Purchase and Sale Agreement, dated August 31, 2016, by and between Hercules Offshore Middle East Ltd. and Advanced Energy Systems (ADES) S.A.E. *

*	The exhibits and schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such omitted exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: September 1, 2016	By:	/s/ Beau M. Thompson
Beau M. Thompson
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Purchase and Sale Agreement, dated August 31, 2016, by and between Hercules Offshore Middle East Ltd. and Advanced Energy Systems (ADES) S.A.E. *

*	The exhibits and schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such omitted exhibits and schedules to the Securities and Exchange Commission upon request.